TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus

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Transamerica AQR Managed Futures Strategy

The first and second paragraphs under the section entitled “Principal Investment Strategies” of the Prospectus are deleted in their entirety and replaced with the following:

Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (“AQR”), invests the fund’s assets primarily in a portfolio of futures contracts and futures-related instruments. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows AQR to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective.

The following paragraphs are added to the section entitled “Principal Risks” of the Prospectus:

•          Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets is subject to foreign securities risks. These risks are greater for investments in emerging markets.

•          Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

The first three paragraphs under the section entitled “More on the Funds’ Strategies and Investments – Transamerica AQR Managed Futures Strategy” of the Prospectus are deleted in their entirety and replaced with the following:

Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (“AQR”), invests the fund’s assets primarily in a portfolio of futures contracts and futures-related instruments. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

The use of the term “positive absolute return” in the fund’s investment objective is intended to distinguish its investment objective from the relative returns sought by other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns may be positive or negative and will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.

Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows AQR to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective.

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Investors Should Retain this Supplement for Future Reference

January 27, 2011